EXHIBIT 10.1

                             DISTRIBUTION AGREEMENT


         Distribution Agreement (the "Agreement") dated November 15, 2005, between Gathering of Developers, Inc., a Texas corporation (the "Distributor") a division of Take-Two Interactive Software Inc., located at 622 Broadway, New York, NY 10012 and eGames, Inc., a Pennsylvania corporation (the "Vendor") located at 2000 Cabot Boulevard West, Suite 110, Langhorne, PA 19047.

WHEREAS, the Vendor creates, develops, publishes and/or produces software, video games and/or related computer products compatible with computers and game consoles, including, the titles specifically identified on Exhibit A for the specified platforms identified on Exhibit A (the "Platforms");

WHEREAS, the Vendor has agreed to retain the Distributor as a distributor of the Vendor for each title identified on Exhibit A (the "Title") in the territory set forth on Exhibit A (the "Territory"), and the Distributor has agreed to act in such capacity for the Vendor in such Territory on and subject to the terms and conditions set forth in this Agreement; and

WHEREAS, the Distributor and the Vendor may establish a specific program with respect to certain retailers set forth on Exhibit B to this Agreement (the "Retail Program Addendum").

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

   1.  Grant of Rights.
       ----------------

     (a) For purposes of this Agreement, "Products" shall mean the finished units of each Title including all applicable manuals and packaging. The Vendor hereby appoints the Distributor as a non-exclusive distributor of the Products in the Territory and the Distributor accepts such appointment for the purpose of distributing, marketing and selling the Products in the Territory. During the term, Distributor may distribute the Products to retailers identified on Exhibit A as "Distributor Retailers" through any and all means, including without limitation, standard retail channels, and orders made via the Internet, but fulfilled off-line.

     (b) Distributor shall have right, for advertising, publicity and promotional purposes, to perform any Title publicly and to permit the public performance thereof. Distributor shall have right to use all artwork, textual material and other materials used for or by Vendor in connection with such Title, including advertising, packaging and wrapping materials created by Vendor in connection therewith.

     (c) The Vendor grants to the Distributor the right to use any names of or trademarks associated with or embodied in each Title or any reproduction or simulation thereof and the script, speech, images, characters, characterizations, designs, graphics, artwork, and other characteristics associated with each Title as well as the name of each Title, in connection with the distribution, promotion and sale of the Products in the Territory. The Distributor agrees to comply with all reasonable instructions of the Vendor relating to the form and manner in which such names and trademarks shall be used and refrain from contesting the title of the Vendor to such names and/or trademarks. The Distributor acknowledges that the Vendor is the owner of such names and/or trademarks and that nothing in this Agreement shall give the Distributor any ownership or other interest in such names and/or trademarks or the goodwill associated therewith.

   2.  Sale and Supply of Products.
       ----------------------------

     (a) Distributor shall in its sole discretion determine when or in the manner in which or from whom it shall solicit sales and purchase orders for the Products from the retailers identified on Exhibit A as "Distributor Retailers".


-----------------------
Note: Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, portions of Sections 4 and 6 and Exhibit B of this Distribution Agreement have been omitted. The omitted information is marked with brackets and asterisks [**]. The omitted information has been filed separately with the Securities and Exchange Commission.

     (b) During the term of this Agreement, the Vendor shall use commercially reasonable efforts (x) to market, advertise and promote each Title in the Territory, and (y) to supply the Distributor with the quantity of Products for distribution, as may be requested from time to time.

     (c) The Vendor shall supply, at no charge fifty (50) samples of each Product to the Distributor for use by the Distributor's employees and not for resale.

     (d) Distributor will not be responsible for, and shall not have to pay for any (i) manufacturing, packaging, assembly costs, and royalties to PC manufacturers or any other costs associated with manufacturing and developing the Product and/or (ii) expenses associated with advertising, marketing and promoting each Title initiated by Vendor. Vendor or the developer of any Title shall be responsible for, at their respective expense, to provide technical support for such Title in accordance with customary industry standards.

   3.  Vendor Representations and Warranties.
       --------------------------------------

     (a) The Vendor represents and warrants that (i) Vendor has the right to enter into this Agreement; (ii) Vendor has good, marketable and transferable title to each Title and all Products, free from encumbrances; (iii) the Products delivered to the Distributor will be subject to the Vendor's standard warranty terms as such are communicated in writing to the Distributor and to end users from time to time, (iv) the Product will be finished units of each Title that are in good and saleable condition and in conformity with the documentation provided; (v) Vendor has the necessary intellectual property and all related rights in each Title; (vi) no Title infringes on any patents, copyrights, trademarks, trade names, trade secrets or any other intellectual property rights of a third party; (vii) there are no suits or proceedings pending or threatened with respect to and/or concerning any Title which allege an infringement of the proprietary rights of any third party; and (viii) the Title and Products will be in compliance with all applicable laws and regulatory requirements, including without limitation, ESRB compliance, packaging and labeling requirements, language requirements, and country of origin requirements.

     (b) The Vendor agrees that the terms and conditions on which the Products are made available to the Distributor from time to time during the term of this Agreement shall not be any less favorable to the Distributor than those terms and conditions on which the Products are made available to any other distributor that sells Vendor's Products to the same retailers to which Distributor sells Vendor's Products.

   4.  Prices and Payment Terms.
       -------------------------

     (a) "Standard Wholesale Price" shall mean Vendor's normal and published wholesale price for the Product. "Distributor Wholesale Price" means the Standard Wholesale Price less the following items: (1) [**] percent ([**]%) of Standard Wholesale Price for Product with a Manufacturer Suggested Retail Price above $[**] per unit or [**] percent ([**]%) of Standard Wholesale Price for Product with a Manufacturer Suggested Retail Price $[**] or less; and (2) such other allowances, adjustments and deductions as are identified on Exhibit B from time to time with respect to certain retailers (if any). The prices to be paid by the Distributor to Vendor for each Product are set forth on Exhibit A (less deductions on Exhibit B (if any)). The Distributor shall, at all times, be free to unilaterally establish its own resale prices and terms with respect to all Products and advertise and or otherwise merchandise such prices and terms independently in advertisements and/or merchandising programs.

     (b) The Vendor shall extend credit to Distributor and shall provide the Distributor with an invoice (based on the Distributor Wholesale Price) in respect of each purchase order issued by the Distributor to the Vendor. Distributor shall pay Vendor's invoices no later than [**] ([**]) days after receipt of goods. In addition, if any Distributor payment pursuant to this Agreement is received by the Vendor in less than [**] ([**]) days after the invoice date, then Distributor shall be entitled to a discount of [**]% off the related invoices paid at that time.


-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, these portions of Sections
         4(a) and 4(b)of this Agreement have been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.

     (c) If for any reason, a credit balance or portion of a credit balance exists for a period of thirty (30) days in favor of Distributor, or on expiration or the earlier termination of this Agreement, Vendor shall immediately reimburse Distributor the credit balance or remaining portion of the credit balance in cash.

     (d) In the event that Vendor reduces the Standard Wholesale Price (as defined in Exhibit A) of a Title at a retailer serviced by Distributor, Exhibit A shall be amended to recompute the Distributor Wholesale Price based on the reduced Standard Wholesale Price. In addition, Vendor shall promptly issue a credit to Distributor for the difference between the Distributor Wholesale Price charged to Distributor on or prior to the date the reduced Standard Wholesale Price is first offered and the new reduced Distributor Wholesale Price for all units of the related Product remaining in the Distributor's warehouse and at retailers' locations serviced by the Distributor on the date the reduced Standard Wholesale Price is first offered. ("Price Markdown").

     (e) If Distributor and another distributor both market and/or sell Vendor's Title to the same retailer, Vendor shall not offer a lower price to such other distributor for the same Title to be sold to the same retailer.

   5.  Orders; Shipping and Reports.
       -----------------------------

     (a) All purchase orders issued by the Distributor for Products shall be sent by facsimile to the Vendor at its offices specified by Vendor's information set forth herein. The Vendor shall verify all orders by return facsimile or e-mail within 24 hours of receipt of the purchase order from Distributor.
Verification shall specify the expected shipping date as well as any back ordered Products. Unless otherwise agreed to by Distributor, Vendor agrees to ship products within two (2) business days following the date of each purchase order for all the units of the Product that are available in stock as of the date of the purchase; provided, however, that, if the Vendor must produce inventory to fulfill the purchase order, Vendor agrees to ship products within two (2) business days following the delivery of the Products from manufacturer. Distributor shall be entitled to change and amend any Purchase Order at any time prior to shipment by Vendor and in the event of a breach pursuant to Section 7(c)(ii).

     (b) All Products and other materials shall be shipped by Vendor F.O.B. Distributor's warehouse, freight prepaid and allowed. The Vendor will pay all costs related to the transportation of the Products and any related materials to the Distributor's warehouse designated on each Purchase Order, including without limitation, costs of transportation, terminal fees, duties and tariffs. With the exception of returns set forth in Section 6(a) below, the Distributor will pay all costs related to the transportation of the Products to the Vendor's warehouse that is designated on each return material authorization form "RMA" issued by Vendor, including without limitation, costs of transportation, terminal fees, duties and tariffs.

     (c) Title and risk of loss with respect to a shipment of Products shall pass to the Distributor pursuant to the shipment terms once such shipment of Products is received at the Distributor's warehouse specified in the purchase order. Distributor must notify Vendor of any count discrepancies no later than five (5) business days from date of Distributor's receipt of Products, and any related invoice adjustments will be made by Vendor to the Distributor's invoice at that time. Risk of loss upon the Distributor's return of the Products to the Vendor shall pass to Vendor based on shipping terms in the related RMA.

     (d) Distributor shall use its commercially reasonable efforts to provide to Vendor a report once a month detailing Distributor's balances of warehouse inventory and field inventory on-hand and retail sell-through activity by title.

   6.  Return of Products.
       -------------------

     (a) Distributor may return to Vendor, at Vendor's expense any Product that is damaged, contains a manufacturing defect or does not comply with the requirements set forth in Section 3(a) above, for a refund in cash or full credit, as determined by Distributor in its sole discretion.

     (b) Distributor shall have the right to return Vendor's Products to Vendor and receive full credit for the value of the Distributor Wholesale Price less

Price Markdown (if any) for such Products. Distributor's right to return Product will expire [**] ([**]) months after Distributor discontinues the distribution of any such Product. Vendor will apply all returned product credits to its receivable account with Distributor, as a reduction to the amount owed by Distributor to Vendor. If for any reason, a credit balance exists for a period of [**] ([**]) days in favor of the Distributor, Vendor shall reimburse Distributor the credit balance remaining in cash. With the exception of returns set forth in Section 6(a) above, Distributor shall bear freight expenses from Distributor's warehouse for the return of Products.

     (c) For any Product returned under this Agreement, Distributor shall request, in writing, an RMA from Vendor. Vendor shall provide an RMA within ten
(10) days of receipt of that written request. If no RMA is received within such 10-day period, Distributor may charge Vendor storage fees for the specific Products listed in the Distributor's RMA request. All RMA's issued by Vendor to Distributor will be valid for 30 days after issuance, after which time, any uncompleted RMA will be cancelled.

   7.  Term of Agreement and Termination.
       ----------------------------------

     (a) This Agreement shall become effective on the date set forth above and shall continue for a period of three (3) years or until termination pursuant to this Section 7. This Agreement shall renew at the end of the initial term and each renewal term for an additional 12-month period, unless notice is provided by either party to the other at least sixty (60) days prior to the end of the applicable term.

     (b) In the event of a material breach of this Agreement by a party and such material breach is not cured by such party within thirty (30) days of written notice (the "Cure Period"), the non-breaching party shall have the right to terminate this Agreement. Nothing contained herein shall in any way limit any notifying, non-breaching party's other rights and remedies under this Agreement or at law or equity.

     (c) Without prejudice to any other rights or remedies available to Distributor, Distributor shall have the right, in its sole discretion, to immediately terminate this Agreement upon written notice to Vendor in the event of the occurrence of any one or more of the following (i) the Vendor breaches the representations and warranties set forth in Section 3(a) and such breach is not cured within fifteen (15) days, (ii) Vendor fails to deliver a shipment pursuant to Section 5(a) and such failure is not cured within fifteen (15) days; or (ii) Vendor makes any assignment for the benefit of creditors or files a petition in bankruptcy or is adjudged bankrupt or becomes insolvent or is placed in the hands of a receiver or if the equivalent of any of the proceedings or acts referred to in this clause, though known and/or designated by some other name or term in any country comprising the Territory shall occur.

     (d) Either party shall have the right to terminate this Agreement for convenience and without cause at any time upon one hundred and twenty (120) days prior written notice. In the event of a termination pursuant to this Section 7(d), neither party shall be liable to the other because of such termination for any damages including without limitation, compensation, reimbursement, or damages on account of loss of prospective profits or anticipated sales on account of expenditures, investments, leases or commitments in connection with the business or goodwill of the non-terminating party, or for any other reason flowing from such termination.

Notwithstanding termination of this Agreement for any reason or expiration of the term, Distributor shall have the continuing right to market and distribute the Product for a period of six (6) months after the effective date of such termination and/or the Distributor shall have the right to return to the Vendor all or any portion of the Product within six (6) months after the effective date of such termination for a full refund in cash.

   8. Confidentiality. During the term of this agreement, each party will have access to, and may have imparted and may from time to time impart to the other certain confidential information relating to technical and marketing aspects of the other's business, including but not limited to price lists, release dates, price changes, technical specifications of Products, sales plans, and customer lists, all of which information shall be deemed proprietary and are trade secrets. Both parties agree that they shall not, until the later of the expiration of the term of this agreement or until such time as the information


-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, this portion of Sections 6(b) of this Agreement has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.

is made public either directly or indirectly, by the party originally responsible for disclosing the information to the other party, make known to any person, firm or corporation other than a party to this agreement, use for itself (other than for fulfilling the obligations hereunder) or for the benefit of a third party any of the foregoing information. These obligations shall not apply to any information that is required to be disclosed in the context of an administrative, regulatory or judicial process or review, as may be required by law or as may be agreed to by mutual consent of the parties hereto.

   9. Indemnification.
      ----------------

     (a) Each party does hereby indemnify, defend and hold harmless the other party (the "Indemnified Party") and such Indemnified Party's subsidiaries, affiliates, officers, employees and approved and permitted licensees and assigns from any and all loss and damage (including, without limitation, reasonable fees and disbursements of counsel incurred by such Indemnified Party in any action or proceeding between the parties or between any party and any third party or otherwise) arising out of or in connection with any breach of any of the warranties, representations, duties, obligations of or agreements made by the indemnifying party under this Agreement, and agrees to reimburse the Indemnified Party on demand, for any payment made or loss suffered with respect to any claim or act to which the foregoing indemnity applies. The foregoing shall apply to any direct claim by Indemnified Party against the indemnifying party. Each party shall have the right to participate at its own expense and by its own counsel in the defense of any such claim, and in such event, the parties hereto shall cooperate with each other in the defense of any such action, suit or proceeding hereunder. Distributor shall be entitled to offset any amounts or other payments due to Vendor under this Agreement against any sums owed by Vendor to Distributor.

     (b) IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY LOSS OF PROFIT OR ANY OTHER COMMERCIAL DAMAGE INCLUDING; WITHOUT LIMITATION, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR OTHER INDIRECT DAMAGES OF ANY NATURE, FOR ANY REASON WHATSOEVER INCLUDING, WITHOUT LIMITATION, A BREACH OF THIS AGREEMENT, THE
EXPIRATION OR ANY TERMINATION OF THIS AGREEMENT, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF A PARTY HAS BEEN WARNED OF THE POSSIBILITY OF SUCH DAMAGES.

   10. Miscellaneous.
       --------------

     (a) Force Majeure. No party shall be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party, including without limitation, acts of God, acts of war, governmental regulations, power failures, floods, earthquakes or other disasters.

     (b) Survival. Sections 4, 6, 7, 8, 9 and 10 shall survive the termination of this Agreement for any reason.

     (c) Notices. All notices and other items from one party to the other hereunder will, be addressed to the address and information set forth in this Agreement, or to such other address as the addressee may designate in writing. Any notice shall be sent by certified or registered mail, return receipt requested (and in the case of notices sent to or from a location outside the United States, by air mail), by personal delivery or by commercial overnight delivery service, and by facsimile to the facsimile number of the party to be served and shall be deemed complete when deposited in any United States mail box addressed as aforesaid, except that (i) all materials personally delivered shall be deemed served when actually received by the party to whom addressed, and (ii) commercial overnight delivery service materials shall be deemed served on the business day following the day of delivery to the commercial overnight delivery service company.

     (d) Independent Contractor. Nothing in this Agreement shall be construed to constitute either party as the partner, joint venturer, agent, employee or affiliate of the other, it being intended that the parties shall remain independent contractors and neither party shall be liable for the obligations, liabilities or representations of the other. The Distributor shall not describe or hold itself out as an agent of the Vendor, nor describe itself other than as a distributor of the Vendor.

     (e) Governing Law. This Agreement shall be construed under the internal laws of the State of New York, without regard to its choice of law provisions. Each party agrees that the state and/or federal courts located in the County of New York shall have exclusive jurisdiction over any dispute arising hereunder. Vendor waives any objection it may have to such venue. In the event any dispute, claim, question or difference arises with respect to this Agreement or its performance, enforcement, breach, termination or validity, the parties hereto shall use their best efforts to settle the dispute. To this end, they shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to both parties.

     (f) Headings. The division of this Agreement into Sections and the insertion of headings are for the convenient reference only and are not to affect its interpretation.

     (g) Amendments. No supplement, modification, amendment, waiver, termination or discharge of this Agreement shall be binding, unless executed in writing by a duly authorized representative of each party to this Agreement.

     (h) Waiver. No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar); nor shall such waiver be binding unless executed in writing by the party to be bound by the waiver. No failure on the part of the Vendor or the Distributor to exercise, and no delay in exercising any right under this Agreement shall operate as a waiver of such right; nor shall any single or partial exercise of any such right preclude any other or further exercise of such right or the exercise of any other right.

     (i) Entire Agreement. This Agreement constitutes the complete and entire agreement of the parties and supersedes all previous communications, oral or written, and all other communications between them relating to the subject matter hereof. There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth herein and the Vendor and the Distributor have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement. Exhibit A and Exhibit B (if any) form a part of this Agreement and to the extent that the terms or conditions in such exhibits are in conflict with the terms or conditions in this Agreement, the terms and conditions in such exhibits will govern.

     (j) Assignment. This Agreement shall be binding upon and enure to the benefit of the Vendor and the Distributor and their respective successors, heirs, personal representatives and permitted assigns. No party shall have the right to assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other party and any attempted assignment shall be null and void; provided that (x) Distributor party shall be permitted to assign this Agreement and its rights and obligations (in whole or in part) to a subsidiary or affiliate of Distributor party without the consent of Vendor and (y) either party shall be permitted to assign this Agreement and its rights and obligations pursuant to a merger, sale of substantially all of the assets or stock or other similar type transaction.

     (k) Severability. If any provision of this Agreement shall be deemed by an arbitrator or any count of competent jurisdiction to be invalid or void, the remaining provisions shall remain in full force and effect.

     (l) Counterparts; Facsimile Signature. This Agreement may be executed in one or more counterparts, each of which when taken together, shall be deemed to constitute one and the same instrument. Facsimile signatures on this Agreement shall be deemed originals for all purposes.

     (m) No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any person, other than the parties hereto (and Distributor's parent and subsidiaries), any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     (n) Exhibits. The exhibits and schedules referred to in this Agreement are attached to and are incorporated herein in their entirety by reference.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date specified below.

Gathering of Developers, Inc., Distributor
------------------------------------------
By:
Name:
Title:
Date:

Address:        622 Broadway
                New York, NY 10012
Phone/Fax#      646-536-2842/646-536-2928


eGames, Inc., Vendor
--------------------
By:
Name:
Title:
Date:

Address:

Phone/Fax#

Federal Tax ID Number:

                                    EXHIBIT A
                                    ---------

                        PRODUCT SUBMISSION FORM ADDENDUM
                        COMPLETE ONE FORM FOR EACH TITLE

VENDOR: eGames, Inc.
Reference Distribution Agreement / Addendum Dated: November 15, 2005

Product Information:
--------------------
Title:
Territory: [United States]  [North America]        Distributor Retailers:

----------------------------------   ------------------------------------------

Release Date:                        Genre:

Platform:                            ESRB Rating:

Platform:                            Package:  [Box]
                                               [Jewel Case -or- Jewel Case Box]
OS:
Format:  [CD]  [DVD]  [Other]:
----------------------------------   ------------------------------------------

Vendor Part Number:

12 Digit UPC code: Vendor shall pay any and all fines associated with incorrect
   UPC information submitted


     ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
          -                             -                             -
     ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----


Dimensions  and  Weights:  Vendor shall pay any and all fines  associated
------------------------   with  incorrect  Quantity,  Dimension or Weight
                           information submitted

Pallet (HxWxD):                    Carton Quantity:              Unit (HxWxD):

Pallet Carton Qty:                 Carton (HxWxD):               Unit Weight:

Pallet Weight:                     Carton Weight:


Pricing Information:
-------------------

Standard Wholesale Price: $

Distributor  Wholesale  Price:  $ , subject to further  adjustment  pursuant to
Section 4(b) and with respect to sales by Distributor pursuant to specific retailer programs identified on Exhibit B.

Manufacturer's Suggested Retail Price: $

Except as expressly modified by the terms of this addendum, the underlying agreement shall remain in full force and effect.

Submitted By:
------------

eGames, Inc., Vendor                        Gathering of Developers, Inc.,
                                            Distributor

Signature:                                  Signature:
              ----------------------                    ----------------------
Name:                                       Name:
              ----------------------                    ----------------------
Title:                                      Title:
              ----------------------                    ----------------------
Date:                                       Date:
              ----------------------                    ----------------------

                                    EXHIBIT B
                                    ---------

                             RETAIL PROGRAM ADDENDUM

VENDOR: eGames, Inc.     Reference Contract / Addendum Dated: November 15, 2005

Retail Program for:  [**] Territory: United States   Program Terms: DISTRIBUTION

Defective Allowance: A [**]% of Standard Wholesale Price Defective Allowance ("DFA") to be deducted by Distributor. The DFA deduction will be adjusted to the actual Defective Return Percentage ("DFP") at the end of every calendar quarter. Product can be returned to Vendor or Destroyed On-Site ("DOS"). Retailers that DOS defective product rather than return defective product to Distributor will receive 100% credit. Vendor may audit the product in Distributor's warehouse prior to DOS within 15 days of receiving written notice from Distributor. Retailer DOS audit based on retailer claim summaries which generally indicate the product title, retailer SKU, and quantity.

Catastrophic Defect: Regular DFA does not cover catastrophic defective product. Catastrophic defined as a DFP greater than [**] ([**]%) of gross purchases on a title-by-title basis.

Market Development Funds ("MDF"): [**]% of Standard Wholesale Price will be deducted by Distributor on a per unit basis for costs associated with the marketing and merchandising of each Title. Vendor understands they will be approached to participate in various programs on a case-by-case basis.

New Store Allowance ("NSA"): [**]% of Standard Wholesale Price will be deducted by Distributor for all products ordered by Retailer for new store opening inventory (initial new store order only). The NSA applies only to the products ordered by the new store for the specific new store only.

Returned Product Fee: [**]% of Standard Wholesale Price will be deducted by the Distributor for each unit of product returned by the Retailer ("Retailer Returns").

Retailer Mandated Source Tagging: Vendor will be responsible for the installation of Sensor Security Tags on the Product. If Vendor fails to deliver Product to Distributor with the proper security tags installed, a flat rate of $[**] USD per unit will be deducted by Distributor for the installation of Sensor Security Tags on such Vendor product shipped to the Retailer.

Vendor agrees to provide Distributor with a completed Product Submission Form Addendum (Exhibit A) for each Product shipped to the Retailer prior to this agreement by anyone other than the Distributor.

Upon return from the Retailer of Product sold to Retailer by anyone other than the Distributor:
        1. Distributor shall have the right to return Vendor's Products to Vendor and receive full credit for the value of the Standard Wholesale Price only for the number of units returned to the Distributor by the Retailer that exceed the number of units that Distributor has shipped to the Retailer.

        2. Vendor will issue an RMA to Distributor pursuant to Section 6(c) of the underlying agreement.

Rebate and Incentive Programs: Distributor will deduct any amounts deducted by Retailer in conjunction with rebate and/or incentive programs offered by the Vendor to the Retailer or End-User.

Except as expressly modified by the terms of this addendum, the underlying agreement shall remain in full force and effect.


eGames, Inc., Vendor                        Gathering of Developers, Inc.,
                                            Distributor

Signature:                                  Signature:
              ----------------------                    ----------------------
Name:                                       Name:
              ----------------------                    ----------------------
Title:                                      Title:
              ----------------------                    ----------------------
Date:                                       Date:
              ----------------------                    ----------------------


-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, this portion of Exhibit B -
         Retail Program Addendum - attached to this Agreement has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                    ---------
                             RETAIL PROGRAM ADDENDUM

VENDOR: eGames, Inc.      Reference Contract / Addendum Dated: November 15, 2005

Retail Program for:  [**] Territory: United States   Program Terms: DISTRIBUTION

Defective Allowance: A [**]% of Standard Wholesale Price Defective Allowance ("DFA") to be deducted by Distributor. The DFA deduction will be adjusted to the actual Defective Return Percentage ("DFP") at the end of every calendar quarter. Product can be returned to Vendor or Destroyed On-Site ("DOS"). Retailers that DOS defective product rather than return defective product to Distributor will receive 100% credit. Vendor may audit the product in Distributor's warehouse prior to DOS within 15 days of receiving written notice from Distributor. Retailer DOS audit based on retailer claim summaries which generally indicate the product title, retailer SKU, and quantity.

Catastrophic Defect: Regular DFA does not cover catastrophic defective product. Catastrophic defined as a DFP greater than [**] percent ([**]%) of gross purchases on a title-by-title basis. Catastrophic includes product with substandard packaging.

Merchandise Placement Fee: A one time Merchandise Placement Fee ("MPF") is charged by the Retailer on a per Title basis (and will be deducted by Distributor on the same basis) for each Title the Retailer orders to be placed and sold in more than [**] ([**]) of the Retailer's locations. For Titles ordered and shipped during the period between January 1 and September 30, the MPF, if applicable, shall be $[**] per Title. For Titles ordered and shipped during the period between October 1 and December 31, the MPF, if applicable, shall be $[**] per Title. Titles packaged in a Jewel Case or Jewel Case Box are not subject to MPF. For purposes of clarification, the Distributor shall be entitled to deduct the MPF from payments to Vendor if the MPF is applicable to the Title and has been incurred.

Market Development Funds ("MDF"): Either [**]% of Standard Wholesale Price will be deducted by Distributor on a per unit basis for costs associated with the marketing and merchandising of each Title. Or [**]% of Standard Wholesale Price will be deducted by Distributor on a per unit basis for costs associated with marketing and merchandising of each Title with a Manufacturer Suggested Retail Price of $[**] or less and not subject to MPF set forth above. Vendor understands they will be approached to participate in various programs on a case-by-case basis.

New Store Allowance ("NSA"): [**]% of Standard Wholesale Price will be deducted by Distributor for all products ordered by Retailer for new store opening inventory (initial new store order only). The NSA applies only to the products ordered by the new store for the specific new store only.

Markdown of Product for Clearance: In lieu of the return of sellable inventory by Retailer, a deduction of [**]% of Standard Wholesale Price, but not to exceed the difference between the Distributor Wholesale Price less applicable MDF and $0.00, will be made by the Distributor for each unit of remaining sellable inventory in the possession of the Retailer ("Field Inventory"). All remaining sellable Field Inventory of said title will then become the responsibility of the Retailer and will not be returnable.

Returned Product Fee: [**]% of Standard Wholesale Price will be deducted by the Distributor for each unit of product returned by the Retailer ("Retailer Returns").

Vendor agrees to provide Distributor with a completed Product Submission Form Addendum (Exhibit A) for each Product shipped to the Retailer prior to this agreement by anyone other than the Distributor.

Upon return from the Retailer of Product sold to Retailer by anyone other than the Distributor:
        1. Distributor shall have the right to return Vendor's Products to Vendor and receive full credit for the value of the Standard Wholesale Price only for the number of units returned to the Distributor by the Retailer that exceed the number of units that Distributor has shipped to the Retailer.

        2. Vendor will issue an RMA to Distributor pursuant to Section 6(c) of the underlying agreement.

Rebate and Incentive Programs: Distributor will deduct any amounts deducted by Retailer in conjunction with rebate and/or incentive programs offered by the Vendor to the Retailer or End-User.

Except as expressly modified by the terms of this addendum, the underlying agreement shall remain in full force and effect.

eGames, Inc., Vendor                        Gathering of Developers, Inc.,
                                            Distributor

Signature:                                  Signature:
              ----------------------                    ----------------------
Name:                                       Name:
              ----------------------                    ----------------------
Title:                                      Title:
              ----------------------                    ----------------------
Date:                                       Date:
              ----------------------                    ----------------------

-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, this portion of Exhibit B -
         Retail Program Addendum - attached to this Agreement has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                    ---------

                             RETAIL PROGRAM ADDENDUM


VENDOR: eGames, Inc.     Reference Contract / Addendum Dated: November 15, 2005

Retail Program for:  [**] Territory: United States   Program Terms: DISTRIBUTION


Defective Allowance: A [**]% of Standard Wholesale Price Defective Allowance ("DFA") to be deducted by Distributor. The DFA deduction will be adjusted to the actual Defective Return Percentage ("DFP") at the end of every calendar quarter. Product can be returned to Vendor or Destroyed On-Site ("DOS"). Retailers that DOS defective product rather than return defective product to Distributor will receive 100% credit. Vendor may audit the product in Distributor's warehouse prior to DOS within 15 days of receiving written notice from Distributor. Retailer DOS audit based on retailer claim summaries which generally indicate the product title, retailer SKU, and quantity.

Catastrophic Defect: Regular DFA does not cover catastrophic defective product. Catastrophic defined as a DFP greater than [**] percent ([**]%) of gross purchases on a title-by-title basis. Catastrophic includes product with substandard packaging.

Market Development Funds ("MDF"): [**]% of Standard Wholesale Price will be deducted by Distributor on a per unit basis for costs associated with the marketing and merchandising of each Title. Vendor understands they will be approached to participate in various programs on a case-by-case basis.

New Store Allowance("NSA"): [**]% of Standard Wholesale Price will be deducted by Distributor for all products ordered by Retailer for new store opening inventory (initial new store order only). The NSA applies only to the products ordered by the new store for the specific new store only.

Returned Product Fee: [**]% of Standard Wholesale Price deduction will be deducted by the Distributor for each unit of Vendor's inventory returned by the Retailer ("Retailer Returns").

Vendor agrees to provide Distributor with a completed Product Submission Form Addendum (Exhibit A) for each Product shipped to the Retailer prior to this agreement by anyone other than the Distributor.

Upon return from the Retailer of Product sold to Retailer by anyone other than the Distributor:
        1. Distributor shall have the right to return Vendor's Products to Vendor and receive full credit for the value of the Standard Wholesale Price only for the number of units returned to the Distributor by the Retailer that exceed the number of units that Distributor shipped to the Retailer.

        2. Vendor will issue an RMA to Distributor pursuant to Section 6(c) of the underlying agreement.

Rebate and Incentive Programs: Distributor will deduct any amounts deducted by Retailer in conjunction with rebate and/or incentive programs offered by the Vendor to the Retailer or End-User.

Except as expressly modified by the terms of this addendum, the underlying agreement shall remain in full force and effect.

eGames, Inc., Vendor                        Gathering of Developers, Inc.,
                                            Distributor

Signature:                                  Signature:
              ----------------------                    ----------------------
Name:                                       Name:
              ----------------------                    ----------------------
Title:                                      Title:
              ----------------------                    ----------------------
Date:                                       Date:
              ----------------------                    ----------------------


-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, this portion of Exhibit B -
         Retail Program Addendum - attached to this Agreement has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.

                                    EXHIBIT B
                                    ---------

                             RETAIL PROGRAM ADDENDUM

VENDOR: eGames, Inc.     Reference Contract / Addendum Dated: November 15, 2005

Retail Program for:  [**] Territory: United States   Program Terms: DISTRIBUTION

Defective Allowance: A [**]% of Standard Wholesale Price Defective Allowance ("DFA") to be deducted by Distributor. The DFA deduction will be adjusted to the actual Defective Return Percentage ("DFP") at the end of every calendar quarter. Product can be returned to Vendor or Destroyed On-Site ("DOS"). Retailers that DOS defective product rather than return defective product to Distributor will receive 100% credit. Vendor may audit the product in Distributor's warehouse prior to DOS within 15 days of receiving written notice from Distributor. Retailer DOS audit based on retailer claim summaries which generally indicate the product title, retailer SKU, and quantity.

Catastrophic Defect: Regular DFA does not cover catastrophic defective product. Catastrophic defined as a DFP greater than [**] ([**]%) of gross purchases on a title-by-title basis.

Market Development Funds ("MDF"): [**]% of Standard Wholesale Price will be deducted by Distributor on a per unit basis for costs associated with the marketing and merchandising of each Title. Vendor understands they will be approached to participate in various programs on a case-by-case basis.

New Store Allowance ("NSA"): [**]% of Standard Wholesale Price will be deducted by Distributor for all products ordered by Retailer for new store opening inventory (initial new store order only) when distributor is charged this fee. The NSA applies only to the products ordered by the new store for the specific new store only.

Returned Product Fee: [**]% of Standard Wholesale Price will be deducted by the Distributor for each unit of product returned by the Retailer ("Retailer Returns").

Vendor agrees to provide Distributor with a completed Product Submission Form Addendum (Exhibit A) for each Product shipped to the Retailer prior to this agreement by anyone other than the Distributor.

Upon return from the Retailer of Product sold to Retailer by anyone other than the Distributor:
        3. Distributor shall have the right to return Vendor's Products to Vendor and receive full credit for the value of the Standard Wholesale Price only for the number of units returned to the Distributor by the Retailer that exceed the number of units that Distributor has shipped to the Retailer.

        4. Vendor will issue an RMA to Distributor pursuant to Section 6(c) of the underlying agreement.

Rebate and Incentive Programs: Distributor will deduct any amounts deducted by Retailer in conjunction with rebate and/or incentive programs offered by the Vendor to the Retailer or End-User.

Except as expressly modified by the terms of this addendum, the underlying agreement shall remain in full force and effect.


eGames, Inc., Vendor                        Gathering of Developers, Inc.,
                                            Distributor

Signature:                                  Signature:
              ----------------------                    ----------------------
Name:                                       Name:
              ----------------------                    ----------------------
Title:                                      Title:
              ----------------------                    ----------------------
Date:                                       Date:
              ----------------------                    ----------------------

-----------------------
[**] Pursuant to a request for confidential treatment submitted to the Securities and Exchange Commission, this portion of Exhibit B -
         Retail Program Addendum - attached to this Agreement has been omitted. The omitted information has been filed separately with the Securities and Exchange Commission.